SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 2, 2007
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 2, 2007, the Restated By-Laws of the Company were amended to provide for the issuance and transfer of shares in accordance with the
Direct Registration System (“DRS”) administered by the Depository Trust Company. The rules of the New York Stock Exchange require that the Company be eligible for DRS by January 1, 2008.

A copy of the Third Amendment to the Restated By-Laws of the Company is attached as Exhibit 3.6 to this Report and is incorporated herein by reference.

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ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

Exhibit 3.6         Third Amendment to the Restated By-Laws of Borders Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: October 4, 2007	By: /s/ EDWARD W. WILHELM
Edward W. Wilhelm
Executive Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX
DESCRIPTION OF EXHIBITS

EXHIBITS:

Exhibit 3.6       Third Amendment to the Restated By-Laws of Borders Group, Inc.